Statements of Operations (Audited) (Audited, USD $)	0 Months Ended	12 Months Ended
	Aug. 31, 2010	Aug. 31, 2011	Aug. 31, 2011
Audited
REVENUE
EXPENSES:
General & Administrative	2,825	36,232	39,057
Consulting fees		37,000	37,000
Total expenses	2,825	73,232	76,057
Net loss	(2,825)	(73,232)	(76,057)
Weighted average number of common shares outstanding - basic	0	18,027,126
Net loss per share - basic	$ 0	$ 0